CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the quarterly filing of Stock Market Solutions, Inc., a
Nevada corporation (the "Company"), on Form 10-QSB for the period ended
September 30, 2002, as filed with the Securities and Exchange Commission (the
"Report"), I, Richard Smitten, Chief Executive Officer and Principal Financial
Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002 (18 U.S.C.ss.1350), that:

(1)   The Report fully complies with the requirements of section 13(a) or 15(d)
      of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Richard Smitten
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        Richard Smitten
        President and Principal Financial Officer